EXHIBIT 99.1

Qumu Secures $10 Million Revolving Credit Facility, Providing Additional Financial Flexibility to Execute SaaS Growth Strategy

Minneapolis, MN – January 19, 2021 – Qumu Corporation (Nasdaq: QUMU), a leading provider of cloud-based enterprise video technology for organizations of all sizes, has closed a $10 million revolving credit facility with Wells Fargo Bank, NA. The revolving credit facility availability is determined by recurring revenue, and has a maturity date of January 15, 2023.

“This new credit facility enhances our financial flexibility, further supporting our ability to prudently invest in growth opportunities and manage working capital,” said Dave Ristow, Qumu Chief Financial Officer. “These benefits are important as we continue to execute our long-term strategic roadmap to position Qumu as a cloud-first organization and drive sustainable growth and high-margin, SaaS recurring revenues. We appreciate the support from our partner Wells Fargo Bank in creating a financing solution that is both responsive to our needs and designed to support our growth goals.”

TJ Kennedy, Qumu President and Chief Executive Officer, added: “As the move to remote work increasingly becomes the norm and many companies, including Qumu, permanently transition to fully distributed workforces and hybrid work environments, the need for Qumu’s large-scale streaming, video on demand, and video content management capabilities, has never been greater. These favorable market dynamics have us well positioned to realize our financial and operational objectives in 2021.”

Additional details of the credit facility with Wells Fargo Bank will be available in the Company’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission.

About Qumu

Qumu (Nasdaq: QUMU) is a leading provider of best-in-class tools to create, manage, secure, distribute and measure the success of live and on-demand video for the enterprise. Backed by the most trusted and experienced team in the industry, the Qumu Cloud platform enables global organizations to drive employee engagement, increase access to video, and modernize the workplace by providing a more efficient and effective way to share knowledge.

Forward-Looking Statements

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” or “estimate” or comparable terminology are intended to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements.

Such forward-looking statements include, for example, statements about: the expected use and adoption of video in the enterprise, the Company’s future revenue and operating performance, future product mix, the demand for the Company’s products or software, or the success of initiatives in the Company’s strategic roadmap. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements include the risk factors described in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, any subsequently filed Form 10-Q and Current Reports on Form 8-K and other filings with the Securities and Exchange Commission.

The forward-looking statements in this press release speak only as of the date of this press release. Except as required by law, Qumu assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future, except as required by law.

Company Contact:

Dave Ristow

Chief Financial Officer

Qumu Corporation

Dave.Ristow@qumu.com

+1.612.638.9045

Investor Contact:

Matt Glover or Tom Colton

Gateway Investor Relations

QUMU@gatewayir.com

+1.949.574.3860